                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 15, 1997

                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK

             (Exact name of registrant as specified in its charter)

               Virginia                0-25762                  54-1719855
-------------------------------      -------------          -------------------
(State or other jurisdiction of      (Commission              (IRS Employer
       incorporation)                 File Number)          Identification No.)

11013 West Broad Street Road, Glen Allen, Virginia                23060
--------------------------------------------------              -----------
  (Address of principal executive offices)                      (Zip Code)

              (Registrant's telephone number, including area code):
                                 (804) 967-1000

         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.                    OTHER EVENTS.

                           The November 1997 monthly Certificateholders
                           Statements to investors were distributed
                           December 15, 1997.

ITEM 7 (C).                EXHIBITS

                           The following are filed as exhibits to this Report under Exhibit 20:

                           1.  November Performance Summary
                           2.  Series 1993-1 Class A and Class B
                               Certificateholder's Statements for the month of
                               November 1997.
                           3.  Series 1993-4 Class A and Class B
                               Certificateholder's Statements for
                               the month of November 1997.
                           4.  Series 1994-3 Class A and Class B
                               Certificateholder's Statements for the month of
                               November 1997.
                           5.  Series 1994-A Certificateholders' Statement for
                               the month of November 1997.
                           6.  Series 1995-1 Class A and Class B Certificateholder's
                               Statements for the month of November 1997.
                           7.  Series 1995-2 Class A and Class B Certificateholder's
                               Statements for the month of November 1997.
                           8.  Series 1995-3 Class A and Class B Certificateholder's
                               Statements for the month of November 1997.
                           9.  Series 1995-4 Class A and Class B
                               Certificateholder's Statements for the month of
                               November 1997.
                           10. Series 1996-1 Class A and Class B
                               Certificateholder's Statements for the month of
                               November 1997.
                           11. Series 1996-2 Class A and Class B
                               Certificateholder's Statements for the month of
                               November 1997.
                           12. Series 1996-3 Class A and Class B
                               Certificateholder's Statements for the month of
                               November 1997.
                           13. Series 1997-1 Class A and Class B
                               Certificateholder's Statements for the month
                               of November 1997.
                           14. Series 1997-2 Class A and Class B
                               Certificateholder's Statements for the month
                               of November 1997.

                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               CAPITAL ONE MASTER TRUST

                                               By: CAPITAL ONE BANK
                                                   Servicer

                                               By: /s/ David M. Willey
                                                   -------------------------
                                                   David M. Willey
                                                   Vice President

Date: December 15, 1997

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------

                                    EXHIBITS

                                       TO

                                    FORM 8-K

                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                                             SEQUENTIALLY
   EXHIBIT                                                                                   NUMBERED
   NUMBER      EXHIBITS                                                                      PAGE
   ------      --------                                                                      ------------
      1        November Performance Summary                                                      07

      2        Series 1993-1 Class A and Class B Certificate-
               holder's Statements for the month of November 1997                                09

      3        Series 1993-4 Class A and Class B Certificate-
               holder's Statements for the month of November 1997                                11

      4        Series 1994-3 Class A and Class B Certificate-
               holder's Statements for the month of November 1997                                13

      5        Series 1994-A Certificateholder's Statement for
               the month of November 1997                                                        15

      6        Series 1995-1 Class A and Class B Certificate-
               holder's Statements for the month of November 1997                                16

      7        Series 1995-2 Class A and Class B Certificate-
               holder's Statements for the month of November 1997                                18

      8        Series 1995-3 Class A and Class B Certificate-
               holder's Statements for the month of November 1997                                20

      9        Series 1995-4 Class A and Class B Certificate-
               holder's Statements for the month of November 1997                                22

      10       Series 1996-1 Class A and Class B Certificate-
               holder's Statements for the month of November 1997                                24


      11       Series 1996-2 Class A and Class B Certificate-
               holder's Statements for the month of November 1997                                26

      12       Series 1996-3 Class A and Class B Certificate-
               holder's Statements for the month of November 1997                                28


      13       Series 1997-1 Class A and Class B Certificate-
               holder's Statements for the month of November 1997                                30


      14       Series 1997-2 Class A and Class B Certificate-
               holder's Statements for the month of November 1997                                32

CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD :  NOVEMBER 1997

Beginning of the Month Principal Receivables :                                                                    10,376,341,605.14
                                                                                                               --------------------
Beginning of the Month Finance Charge Receivables :                                                                  327,481,087.91
                                                                                                               --------------------
Beginning of the Month Discounted Receivables :                                                                                0.00
                                                                                                               --------------------
Beginning of the Month Total Receivables :                                                                        10,703,822,693.05
                                                                                                               --------------------

Removed Principal Receivables :                                                                                                0.00
                                                                                                               --------------------
Removed Finance Charge Receivables :                                                                                           0.00
                                                                                                               --------------------
Removed Total Receivables :                                                                                                    0.00
                                                                                                               --------------------

Additional Principal Receivables :                                                                                   635,166,734.86
                                                                                                               --------------------
Additional Finance Charge Receivables :                                                                                2,368,174.27
                                                                                                               --------------------
Additional Total Receivables :                                                                                       637,534,909.13
                                                                                                               --------------------

Discounted Receivables Generated this Period                                                                                   0.00
                                                                                                               --------------------

End of the Month Principal Receivables :                                                                          10,081,060,304.58
                                                                                                               --------------------
End of the Month Finance Charge Receivables :                                                                        327,146,607.65
                                                                                                               --------------------
End of the Month Discounted Receivables :                                                                                      0.00
                                                                                                               --------------------
End of the Month Total Receivables :                                                                              10,408,206,912.23
                                                                                                               --------------------

Excess Funding Account Balance                                                                                                 0.00
                                                                                                               --------------------
Adjusted Invested Amount of all Master Trust Series                                                                9,022,105,250.35
                                                                                                               --------------------

End of the Month Seller Percentage                                                                                       10.504402%
                                                                                                               --------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD :  NOVEMBER 1997                                                            ACCOUNTS                 RECEIVABLES
                                                                                           --------                 -----------
End of the Month Delinquencies:
        30 - 59 Days Delinquent                                                                    195,156           268,599,239.49
                                                                                       -------------------     --------------------
        60 - 89 Days Delinquent                                                                     83,811           147,119,541.41
                                                                                       -------------------     --------------------
        90 + Days Delinquent                                                                       188,293           345,512,470.05
                                                                                       -------------------     --------------------

        Total 30 + Days Delinquent                                                                 467,260           761,231,250.95
                                                                                       -------------------     --------------------

        Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                            7.31%
                                                                                                               --------------------

Defaulted Accounts During the Month                                                                 43,714            68,271,624.90
                                                                                       -------------------     --------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                          7.90%
                                                                                                               --------------------



CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD :  NOVEMBER 1997                                                             COLLECTIONS           PERCENTAGES
                                                                                            -----------           -----------

Total Collections and Gross Payment Rate                                                  1,051,754,186.90                    9.83%
                                                                                       -------------------     --------------------

Collections of Principal Receivables and Principal Payment Rate                             860,289,083.05                    8.29%
                                                                                       -------------------     --------------------

        Prior Month Billed Finance Charge and Fees                                          171,492,605.53
                                                                                       -------------------
        Amortized AMF Income                                                                  9,810,770.01
                                                                                       -------------------
        Interchange Collected                                                                 6,541,318.70
                                                                                       -------------------
        Recoveries of Charged Off Accounts                                                    5,576,707.41
                                                                                       -------------------
        Collections of Discounted Receivables                                                         0.00
                                                                                       -------------------

Collections of Finance Charge Receivables and Annualized Yield                              193,421,401.65                   22.37%
                                                                                       -------------------     --------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD :  NOVEMBER 1997

Beginning Unamortized AMF Balance                                                                                     52,959,428.59
                                                                                                               --------------------
      + AMF Slug for Added Accounts                                                             168,973.16
                                                                                       -------------------
      + AMF Collections                                                                       7,854,472.21
                                                                                       -------------------
      - Amortized AMF Income                                                                  9,810,770.01
                                                                                       -------------------
Ending Unamortized AMF Balance                                                                                        51,172,103.95
                                                                                                               --------------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD : NOVEMBER 1997

Gross Principal Payment Rate                                                                         8.29%
                                                                                       -------------------

May 17, 1994   3% Discount of Addition                                                                                50,184,973.92
                                                                                                               --------------------
        Total Discounted Receivables Collections as of Beginning of Month                   50,184,973.92
                                                                                       ------------------
        Collections of Discounted Receivables Current Month                                          0.00
                                                                                       ------------------
Discounted Receivables to be Collected                                                                                         0.00
                                                                                                               --------------------












                                               /s/ Douglas C.H. Adamson
                                               -----------------------------
                                               Douglas C.H. Adamson
                                               Securitization Manager

                            FORM OF MONTHLY STATEMENT

                            CAPITAL ONE MASTER TRUST

                                  SERIES 1993-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 15, 1997, and with respect to the performance of the Trust during the month November, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)


       1) The total amount of the distribution to Class A Certificateholders on December 15, 1997
          per $1,000 Original Principal Amount                                                                       4.3333333333
                                                                                                            ---------------------

       2) The amount of the distribution set forth in paragraph 1 above in respect of interest
          on the Class A Certificates, per $1,000 Original Principal Amount                                          4.3333333333
                                                                                                            ---------------------

       3) The amount of the distribution set forth in paragraph 1 above in respect of principal
          of the Class A Certificates, per $1,000 Original Principal Amount                                          0.0000000000
                                                                                                            ---------------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

       1) The amount of Class A Investor Charge Off's                                                                        0.00
                                                                                                            ---------------------

       2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
          Original Principal Amount                                                                                  0.0000000000
                                                                                                            ---------------------

       3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                            0.00
                                                                                                            ---------------------

       4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-1 Investor
          Certificateholder's Investment)                                                                            0.0000000000
                                                                                                            ---------------------

       5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such
          Distribution Date                                                                                                  0.00
                                                                                                            ---------------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

       1) The total amount of the distribution to Class B Certificateholders on December 15, 1997
          per $1,000 Original Principal Amount                                                                       4.5000000000
                                                                                                            ---------------------

       2) The amount of the distribution set forth in paragraph 1 above in respect of interest
          on the Class B Certificates, per $1,000 Original Principal Amount                                          4.5000000000
                                                                                                            ---------------------


       3) The amount of the distribution set forth in paragraph 1 above in respect of principal
          of the Class B Certificates, per $1,000 Original Principal Amount                                          0.0000000000
                                                                                                            ---------------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

       1) The amount of Class B Investor Charge Off's                                                                        0.00
                                                                                                            ---------------------

       2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
          Original Principal Amount                                                                                  0.0000000000
                                                                                                            ---------------------

       3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                            0.00
                                                                                                            ---------------------

       4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-1 Investor
          Certificateholder's Investment)                                                                            0.0000000000
                                                                                                            ---------------------

       5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such
          Distribution Date                                                                                                  0.00
                                                                                                            ---------------------


                            CAPITAL ONE BANK
                            as Servicer

                            By :               /s/ Douglas C.H.Adamson
                                               --------------------------------
                            Name :             Douglas C.H. Adamson
                            Title :            Securitization Manager

                            FORM OF MONTHLY STATEMENT

                            CAPITAL ONE MASTER TRUST

                                  SERIES 1993-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 15, 1997, and with respect to the performance of the Trust during the month November, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

       1) The total amount of the distribution to Class A Certificateholders on December 15, 1997
          per $1,000 Original Principal Amount                                                                       4.6180555501
                                                                                                            ---------------------

       2) The amount of the distribution set forth in paragraph 1 above in respect of interest
          on the Class A Certificates, per $1,000 Original Principal Amount                                          4.6180555501
                                                                                                            ---------------------

       3) The amount of the distribution set forth in paragraph 1 above in respect of principal
          of the Class A Certificates, per $1,000 Original Principal Amount                                          0.0000000000
                                                                                                            ---------------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

       1) The amount of Class A Investor Charge Off's                                                                        0.00
                                                                                                            ---------------------

       2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
          Original Principal Amount                                                                                  0.0000000000
                                                                                                            ---------------------

       3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                            0.00
                                                                                                            ---------------------

       4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-4 Investor
          Certificateholder's Investment)                                                                            0.0000000000
                                                                                                            ---------------------

       5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such
          Distribution Date                                                                                                  0.00
                                                                                                            ---------------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

       1) The total amount of the distribution to Class B Certificateholders on December 15, 1997
          per $1,000 Original Principal Amount                                                                       4.8333332967
                                                                                                            ---------------------

       2) The amount of the distribution set forth in paragraph 1 above in respect of interest
          on the Class B Certificates, per $1,000 Original Principal Amount                                          4.8333332967
                                                                                                            ---------------------

       3) The amount of the distribution set forth in paragraph 1 above in respect of principal
          of the Class B Certificates, per $1,000 Original Principal Amount                                          0.0000000000
                                                                                                            ---------------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

       1) The amount of Class B Investor Charge Off's                                                                        0.00
                                                                                                            ---------------------

       2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
          Original Principal Amount                                                                                  0.0000000000
                                                                                                            ---------------------

       3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                            0.00
                                                                                                            ---------------------

       4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-4 Investor
          Certificateholder's Investment)                                                                            0.0000000000
                                                                                                            ---------------------

       5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such
          Distribution Date                                                                                                  0.00
                                                                                                            ---------------------


                            CAPITAL ONE BANK
                            as Servicer

                            By :               /s/ Douglas C.H.Adamson
                                               -------------------------------
                            Name :             Douglas C.H. Adamson
                            Title :            Securitization Manager

                            FORM OF MONTHLY STATEMENT

                            CAPITAL ONE MASTER TRUST

                                  SERIES 1994-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 15, 1997, and with respect to the performance of the Trust during the month November, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

       1) The total amount of the distribution to Class A Certificateholders on December 15, 1997
          per $1,000 Original Principal Amount                                                                       4.5791666573
                                                                                                            ---------------------

       2) The amount of the distribution set forth in paragraph 1 above in respect of interest
          on the Class A Certificates, per $1,000 Original Principal Amount                                          4.5791666573
                                                                                                            ---------------------

       3) The amount of the distribution set forth in paragraph 1 above in respect of principal
          of the Class A Certificates, per $1,000 Original Principal Amount                                          0.0000000000
                                                                                                            ---------------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

       1) The amount of Class A Investor Charge Off's                                                                        0.00
                                                                                                            ---------------------

       2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
          Original Principal Amount                                                                                  0.0000000000
                                                                                                            ---------------------

       3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                            0.00
                                                                                                            ---------------------

       4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1994-3 Investor
          Certificateholder's Investment)                                                                            0.0000000000
                                                                                                            ---------------------

       5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such
          Distribution Date                                                                                                  0.00
                                                                                                            ---------------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

       1) The total amount of the distribution to Class B Certificateholders on December 15, 1997
          per $1,000 Original Principal Amount                                                                       6.1250001228
                                                                                                            ---------------------

       2) The amount of the distribution set forth in paragraph 1 above in respect of interest
          on the Class B Certificates, per $1,000 Original Principal Amount                                          6.1250001228
                                                                                                            ---------------------

       3) The amount of the distribution set forth in paragraph 1 above in respect of principal
          of the Class B Certificates, per $1,000 Original Principal Amount                                          0.0000000000
                                                                                                            ---------------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

       1) The amount of Class B Investor Charge Off's                                                                        0.00
                                                                                                            ---------------------

       2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
          Original Principal Amount                                                                                  0.0000000000
                                                                                                            ---------------------

       3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                            0.00
                                                                                                            ---------------------

       4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1994-3 Investor
          Certificateholder's Investment)                                                                            0.0000000000
                                                                                                            ---------------------

       5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such
          Distribution Date                                                                                                  0.00
                                                                                                            ---------------------

E)  The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                              54,303,682
                                                                                                            ---------------------

F)  The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder
on such Distribution Date, will be equal to                                                                            54,303,682
                                                                                                            ---------------------


                      MONTHLY CERTIFICATEHOLDERS STATEMENT

                            CAPITAL ONE MASTER TRUST

                                  SERIES 1994-A

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank, as Seller and Servicer (the "Bank"), and the Bank of New York, as trustee (the "Trustee") and pursuant to the Amended and Restated Series 1994-A Supplement dated as of November 17, 1994 and amended and restated as of October 31, 1997 among the Bank, the Trustee and Union Bank of Switzerland, New York Branch, as servicing agent, the Bank as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 15, 1997, and with respect to the performance of the Trust during the month November, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts

1)  The total amount of the distribution to Series 1994-A Certificateholders on the
Payment Date is                                                                                                      4.5673968600
                                                                                                            ---------------------

2) The amount of the distribution set forth in paragraph 1 above in respect of
principal on the Series 1994-A Certificate is                                                                        0.0000000000
                                                                                                            ---------------------

3)  The amount of the distribution set forth in  paragrah 1 above in respect of interest
on the Series 1994-A Certificates                                                                                    4.5673968600
                                                                                                            ---------------------

4)  The total amount of the distribution to Collateral Indebtedness Holder on the                                    1.3116776300
Payment Date is                                                                                             ---------------------

5)  The amount of the distribution set forth in 4 above in respect to principal                                      0.0000000000
on the Collateral Indebtedness Interest is                                                                  ---------------------

6)  The amount of the distributioin set forth in 4 above in respect to interest                                      1.3116776300
on the Collateral Indebtedness Interest is                                                                  ---------------------



                            FORM OF MONTHLY STATEMENT

                            CAPITAL ONE MASTER TRUST

                                  SERIES 1995-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 15, 1997, and with respect to the performance of the Trust during the month November, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

       1) The total amount of the distribution to Class A Certificateholders on December 15, 1997
          per $1,000 Original Principal Amount                                                                       4.5713888889
                                                                                                            ---------------------

       2) The amount of the distribution set forth in paragraph 1 above in respect of interest
          on the Class A Certificates, per $1,000 Original Principal Amount                                          4.5713888889
                                                                                                            ---------------------

       3) The amount of the distribution set forth in paragraph 1 above in respect of principal
          of the Class A Certificates, per $1,000 Original Principal Amount                                          0.0000000000
                                                                                                            ---------------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

       1) The amount of Class A Investor Charge Off's                                                                        0.00
                                                                                                            ---------------------

       2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
          Original Principal Amount                                                                                  0.0000000000
                                                                                                            ---------------------

       3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                            0.00
                                                                                                            ---------------------

       4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-1 Investor
          Certificateholder's Investment)                                                                            0.0000000000
                                                                                                            ---------------------

       5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such
          Distribution Date                                                                                                  0.00
                                                                                                            ---------------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

       1) The total amount of the distribution to Class B Certificateholders on December 15, 1997
          per $1,000 Original Principal Amount                                                                       4.6569444444
                                                                                                            ---------------------

       2) The amount of the distribution set forth in paragraph 1 above in respect of interest
          on the Class B Certificates, per $1,000 Original Principal Amount                                          4.6569444444
                                                                                                            ---------------------

       3) The amount of the distribution set forth in paragraph 1 above in respect of principal
          of the Class B Certificates, per $1,000 Original Principal Amount                                          0.0000000000
                                                                                                            ---------------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

       1) The amount of Class B Investor Charge Off's                                                                        0.00
                                                                                                            ---------------------

       2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
          Original Principal Amount                                                                                  0.0000000000
                                                                                                            ---------------------

       3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                            0.00
                                                                                                            ---------------------

       4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-1 Investor
          Certificateholder's Investment)                                                                            0.0000000000
                                                                                                            ---------------------

       5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such
          Distribution Date                                                                                                  0.00
                                                                                                            ---------------------

E)  The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                              99,000,000
                                                                                                            ---------------------

F)  The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness
Holder on such Distribution Date, will be equal to                                                                     99,000,000
                                                                                                            ---------------------


                            FORM OF MONTHLY STATEMENT

                            CAPITAL ONE MASTER TRUST

                                  SERIES 1995-2

       Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 15, 1997, and with respect to the performance of the Trust during the month November, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

       1) The total amount of the distribution to Class A Certificateholders on December 15, 1997
          per $1,000 Original Principal Amount                                                                       4.5091666667
                                                                                                            ---------------------

       2) The amount of the distribution set forth in paragraph 1 above in respect of interest
          on the Class A Certificates, per $1,000 Original Principal Amount                                          4.5091666667
                                                                                                            ---------------------

       3) The amount of the distribution set forth in paragraph 1 above in respect of principal
          of the Class A Certificates, per $1,000 Original Principal Amount                                          0.0000000000
                                                                                                            ---------------------

B)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

       1) The total amount of the distribution to Class A Certificateholders on December 15, 1997

                                                                                                                     45.0916666667
                                                                                                            ---------------------

       2) The amount of the distribution set forth in paragraph 1 above in respect of interest
          on the Class A Certificates                                                                                45.0916666667
                                                                                                            ---------------------

       3) The amount of the distribution set forth in paragraph 1 above in respect of principal
          of the Class A Certificates                                                                                0.0000000000
                                                                                                            ---------------------

C)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

       1) The total amount of the distribution to Class A Certificateholders on December 15, 1997

                                                                                                                   450.9166666667
                                                                                                            ---------------------

       2) The amount of the distribution set forth in paragraph 1 above in respect of interest
          on the Class A Certificates                                                                              450.9166666667
                                                                                                            ---------------------

       3) The amount of the distribution set forth in paragraph 1 above in respect of principal
          of the Class A Certificates                                                                                0.0000000000
                                                                                                            ---------------------


D)  Class A Investor Charge Off's and Reimbursement of Charge Off's

       1) The amount of Class A Investor Charge Off's                                                                        0.00
                                                                                                            ---------------------

       2) The amount of Class A Investor Charge Off's set forth in paragraph 1
          above, per $1,000 Original Principal Amount                                                                0.0000000000
                                                                                                            ---------------------

       3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                            0.00
                                                                                                            ---------------------

       4) The amount set forth in paragraph 3 above, per $1,000 Original
          Principal Amount (which will have the effect of increasing, pro rata,
          the amount of each Series 1995-2 Investor Certificateholder's Investment)                                  0.0000000000
                                                                                                            ---------------------

       5) The amount, if any, by which the outstanding principal balance of the
          Class A Certificates exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution Date                                                               0.00
                                                                                                            ---------------------
E)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

       1) The total amount of the distribution to Class B Certificateholders on
          December 15, 1997 per $1,000 Original Principal Amount                                                     4.5947222564
                                                                                                            ---------------------

       2) The amount of the distribution set forth in paragraph 1 above in
          respect of interest on the Class B Certificates, per $1,000 Original Principal Amount                      4.5947222564
                                                                                                            ---------------------

       3) The amount of the distribution set forth in paragraph 1 above in
          respect of principal of the Class B Certificates, per $1,000 Original Principal Amount                     0.0000000000
                                                                                                            ---------------------

F)  Class B Investor Charge Off's and Reimbursement of Charge Off's

       1) The amount of Class B Investor Charge Off's
                                                                                                                             0.00
                                                                                                            ---------------------
       2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000 Original Principal Amount

                                                                                                                     0.0000000000
                                                                                                            ---------------------
       3) The total amount of reimbursed to the Trust in respect of Class B
          Investor Charge Off's
                                                                                                                             0.00
                                                                                                            ---------------------
       4) The amount set forth in paragraph 3 above, per $1,000 Original
          Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-2 Investor Certificateholder's
          Investment)

                                                                                                                     0.0000000000
                                                                                                            ---------------------
       5) The amount, if any, by which the outstanding principal balance of the
          Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date
                                                                                                                             0.00
                                                                                                            ---------------------
G)  The Available Collateral Amount as of the close of business on the preceding
Distribution Date (after giving effect to any withdrawal from the Collateral
Account) was equal to
                                                                                                                       26,250,000
                                                                                                            ---------------------
H)  The Required Collateral Amount as of the close of business on such
Distribution Date, after giving effect to any withdrawal from the Collateral
Account and payments to the Collateral Indebtedness Holder on such Distribution
Date, will be equal to                                                                                                 26,250,000
                                                                                                            ---------------------


                            FORM OF MONTHLY STATEMENT

                            CAPITAL ONE MASTER TRUST

                                  SERIES 1995-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 15, 1997, and with respect to the performance of the Trust during the month November, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

       1) The total amount of the distribution to Class A Certificateholders on December 15, 1997
          per $1,000 Original Principal Amount                                                                       4.5402777738
                                                                                                            ---------------------

       2) The amount of the distribution set forth in paragraph 1 above in respect of interest
          on the Class A Certificates, per $1,000 Original Principal Amount                                          4.5402777738
                                                                                                            ---------------------

       3) The amount of the distribution set forth in paragraph 1 above in respect of principal
          of the Class A Certificates, per $1,000 Original Principal Amount                                          0.0000000000
                                                                                                            ---------------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

       1) The amount of Class A Investor Charge Off's                                                                        0.00
                                                                                                            ---------------------

       2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
          Original Principal Amount                                                                                  0.0000000000
                                                                                                            ---------------------

       3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                            0.00
                                                                                                            ---------------------

       4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-3 Investor
          Certificateholder's Investment)                                                                            0.0000000000
                                                                                                            ---------------------

       5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such
          Distribution Date                                                                                                  0.00
                                                                                                            ---------------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

       1) The total amount of the distribution to Class B Certificateholders on December 15, 1997
          per $1,000 Original Principal Amount                                                                       4.6258333333
                                                                                                            ---------------------

       2) The amount of the distribution set forth in paragraph 1 above in respect of interest
          on the Class B Certificates, per $1,000 Original Principal Amount                                          4.6258333333
                                                                                                            ---------------------

       3) The amount of the distribution set forth in paragraph 1 above in respect of principal
          of the Class B Certificates, per $1,000 Original Principal Amount                                          0.0000000000
                                                                                                            ---------------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

       1) The amount of Class B Investor Charge Off's                                                                        0.00
                                                                                                            ---------------------

       2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
          Original Principal Amount                                                                                  0.0000000000
                                                                                                            ---------------------

       3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                            0.00
                                                                                                            ---------------------

       4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-3 Investor
          Certificateholder's Investment)                                                                            0.0000000000
                                                                                                            ---------------------

       5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such
          Distribution Date                                                                                                  0.00
                                                                                                            ---------------------

E)  The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                              73,500,000
                                                                                                            ---------------------

F)  The Required Collateral Amount as of the close of business on such
Distribution Date, after giving effect to any withdrawal from the Collateral
Account and payments to the Collateral Indebtedness Holder on such Distribution Date, will be equal to                 73,500,000
                                                                                                            ---------------------


                           FORM OF MONTHLY STATEMENT

                            CAPITAL ONE MASTER TRUST

                                 SERIES 1995-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 15, 1997, and with respect to the performance of the Trust during the month November, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on
   December 15, 1997 per $1,000 Original Principal Amount                                             0.0000000000
                                                                                               -------------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000 Original
   Principal Amount                                                                                   0.0000000000
                                                                                               -------------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000 Original
   Principal Amount                                                                                   0.0000000000
                                                                                               -------------------

B) Class A Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class A Investor Charge Off's                                                                0.00
                                                                                               -------------------

2) The amount of Class A Investor Charge Off's set forth in paragraph 1
   above, per $1,000 Original Principal Amount                                                        0.0000000000
                                                                                               -------------------

3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                    0.00
                                                                                               -------------------

4) The amount set forth in paragraph 3 above, per $1,000 Original
   Principal Amount (which will have the effect of increasing, pro rata,
   the amount of each Series 1995-4 Investor Certificateholder's Investment)                          0.0000000000
                                                                                               -------------------

5) The amount, if any, by which the outstanding principal balance of the
   Class A Certificates exceeds the Class A Invested Amount after giving effect to all
   transactions on such Distribution Date                                                                     0.00
                                                                                               -------------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class B Certificateholders on
   December 15, 1997 per $1,000 Original Principal Amount.                                            4.5791666667
                                                                                               -------------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000 Original
   Principal Amount.                                                                                  4.5791666667
                                                                                               -------------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000 Original
   Principal Amount.                                                                                  0.0000000000
                                                                                               -------------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class B Investor Charge Off's                                                                0.00
                                                                                               -------------------

2) The amount of Class B Investor Charge Off's set forth in paragraph 1
   above, per $1,000 Original Principal Amount                                                        0.0000000000
                                                                                               -------------------

3) The total amount of reimbursed to the Trust in respect of Class B
   Investor Charge Off's                                                                                      0.00
                                                                                               -------------------

4) The amount set forth in paragraph 3 above, per $1,000 Original
   Principal Amount (which will have the effect of increasing, pro rata,
   the amount of each Series 1995-4 Investor Certificateholder's Investment)                          0.0000000000
                                                                                               -------------------

5) The amount, if any, by which the outstanding principal balance of the
   Class B Certificates exceeds the Class B Invested Amount after giving effect
   to all transactions on such Distribution Date                                                              0.00
                                                                                               -------------------

E) The Available Collateral Amount as of the close of business on the preceding
Distribution Date (after giving effect to any withdrawal from the Collateral
Account) was equal to                                                                                   46,996,425
                                                                                               -------------------

F) The Required Collateral Amount as of the close of business on such
Distribution Date, after giving effect to any withdrawal from the Collateral
Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                     45,114,750
                                                                                               -------------------

                                                                 Page 23 of 34

                           FORM OF MONTHLY STATEMENT

                            CAPITAL ONE MASTER TRUST

                                 SERIES 1996-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 15, 1997, and with respect to the performance of the Trust during the month November, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on December 15, 1997
   per $1,000 Original Principal Amount                                                               0.0000000000
                                                                                               -------------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                  0.0000000000
                                                                                               -------------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                  0.0000000000
                                                                                               -------------------

B)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on December 15, 1997
   per $10,000 Original Principal Amount                                                              0.0000000000
                                                                                               -------------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates                                                                        0.0000000000
                                                                                               -------------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates                                                                        0.0000000000
                                                                                               -------------------

C)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on December 15, 1997
   per $100,000 Original Principal Amount                                                             0.0000000000
                                                                                               -------------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates                                                                        0.0000000000
                                                                                               -------------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates                                                                        0.0000000000
                                                                                               -------------------

D)  Class A Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class A Investor Charge Off's                                                        0.0000000000
                                                                                               -------------------

2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                          0.0000000000
                                                                                               -------------------

3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's            0.0000000000
                                                                                               -------------------

4) The amount set forth in paragraph 3 above, per $1,000 Original
   Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1996-1 Investor Certificateholder's
   Investment)                                                                                        0.0000000000
                                                                                               -------------------

5) The amount, if any, by which the outstanding principal balance of the Class A
   Certificates exceeds the Class A Invested Amount after giving effect to all transactions
   on such Distribution Date                                                                          0.0000000000
                                                                                               -------------------

E)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class B Certificateholders on December 15, 1997
   per $1,000 Original Principal Amount.                                                              4.6336111061
                                                                                               -------------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                 4.6336111061
                                                                                               -------------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                 0.0000000000
                                                                                               -------------------

F)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class B Investor Charge Off's                                                        0.0000000000
                                                                                               -------------------

2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                          0.0000000000
                                                                                               -------------------

3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's            0.0000000000
                                                                                               -------------------

4) The amount set forth in paragraph 3 above, per $1,000 Original
   Principal Amount (which will have the effect of increasing, pro rata,
   the amount of each Series 1996-1 Investor Certificateholder's Investment)                          0.0000000000
                                                                                               -------------------

5) The amount, if any, by which the outstanding principal balance of the Class B
   Certificates exceeds the Class B Invested Amount after giving effect to all
   transactions on such Distribution Date                                                             0.0000000000
                                                                                               -------------------

G) The Available Collateral Amount as of the close of business on the preceding
Distribution Date (after giving effect to any withdrawal from the Collateral Account)
was equal to                                                                                            59,150,000
                                                                                               -------------------

H) The Required Collateral Amount as of the close of business on such
Distribution Date, after giving effect to any withdrawal from the Collateral
Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                     59,150,000
                                                                                               -------------------

                           FORM OF MONTHLY STATEMENT

                            CAPITAL ONE MASTER TRUST

                                 SERIES 1996-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 15, 1997, and with respect to the performance of the Trust during the month November, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on December 15, 1997
   per $1,000 Original Principal Amount                                                               4.5013888833
                                                                                               -------------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                  4.5013888833
                                                                                               -------------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                  0.0000000000
                                                                                               -------------------

B)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on December 15, 1997
   per $10,000 Original Principal Amount                                                             45.0138888333
                                                                                               -------------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates                                                                       45.0138888333
                                                                                               -------------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates                                                                                0.00
                                                                                               -------------------

C)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on December 15, 1997
   per $100,000 Original Principal Amount                                                           450.1388883333
                                                                                               -------------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates                                                                      450.1388883333
                                                                                               -------------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates                                                                        0.0000000000
                                                                                               -------------------

D)  Class A Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class A Investor Charge Off's                                                                0.00
                                                                                               -------------------

2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                          0.0000000000
                                                                                               -------------------

3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                    0.00
                                                                                               -------------------

4) The amount set forth in paragraph 3 above, per $1,000 Original
   Principal Amount (which will have the effect of increasing, pro rata,
   the amount of each Series 1996-2 Investor Certificateholder's Investment)                          0.0000000000
                                                                                               -------------------

5) The amount, if any, by which the outstanding principal balance of the Class A
   Certificates exceeds the Class A Invested Amount after giving effect to all
   transactions on such Distribution Date                                                                     0.00
                                                                                               -------------------

E)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class B Certificateholders on December 15, 1997
   per $1,000 Original Principal Amount.                                                              4.6802778182
                                                                                               -------------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                 4.6802778182
                                                                                               -------------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                         0.00
                                                                                               -------------------

F)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class B Investor Charge Off's                                                                0.00
                                                                                               -------------------

2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                          0.0000000000
                                                                                               -------------------


3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                    0.00
                                                                                               -------------------

4) The amount set forth in paragraph 3 above, per $1,000 Original
   Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1996-2 Investor Certificateholder's
   Investment)                                                                                        0.0000000000
                                                                                               -------------------

5) The amount, if any, by which the outstanding principal balance of the Class B
   Certificates exceeds the Class B Invested Amount after giving effect to all
   transactions on such Distribution Date                                                                     0.00
                                                                                               -------------------

G) The Available Collateral Amount as of the close of business on the preceding
Distribution Date (after giving effect to any withdrawal from the Collateral Account)
was equal to                                                                                            67,500,000
                                                                                               -------------------

H) The Required Collateral Amount as of the close of business on such
Distribution Date, after giving effect to any withdrawal from the Collateral
Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                     67,500,000
                                                                                               -------------------

                           FORM OF MONTHLY STATEMENT

                            CAPITAL ONE MASTER TRUST

                                 SERIES 1996-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 15, 1997, and with respect to the performance of the Trust during the month November, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on December 15, 1997
   per $1,000 Original Principal Amount                                                               4.5169444500
                                                                                               -------------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                  4.5169444500
                                                                                               -------------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                  0.0000000000
                                                                                               -------------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class A Investor Charge Off's                                                                0.00
                                                                                               -------------------

2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                          0.0000000000
                                                                                               -------------------


3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                    0.00
                                                                                               -------------------

4) The amount set forth in paragraph 3 above, per $1,000 Original
   Principal Amount (which will have the effect of increasing, pro rata,
   the amount of each Series 1996-3 Investor Certificateholder's Investment)                          0.0000000000
                                                                                               -------------------

5) The amount, if any, by which the outstanding principal balance of the Class A
   Certificates exceeds the Class A Invested Amount after giving effect to all
   transactions on such Distribution Date                                                                     0.00
                                                                                               -------------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class B Certificateholders on December 15, 1997
   per $1,000 Original Principal Amount.                                                              4.7036110909
                                                                                               -------------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                 4.7036110909
                                                                                               -------------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                         0.00
                                                                                               -------------------


D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class B Investor Charge Off's                                                                0.00
                                                                                               -------------------

2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                          0.0000000000
                                                                                               -------------------

3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                    0.00
                                                                                               -------------------

4) The amount set forth in paragraph 3 above, per $1,000 Original
   Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1996-3 Investor Certificateholder's
   Investment)                                                                                        0.0000000000
                                                                                               -------------------

5) The amount, if any, by which the outstanding principal balance of the Class B
   Certificates exceeds the Class B Invested Amount after giving effect to all
   transactions on such Distribution Date                                                                     0.00
                                                                                               -------------------

E) The Available Collateral Amount as of the close of business on the preceding
Distribution Date (after giving effect to any withdrawal from the Collateral
Account) was equal to                                                                                   45,000,000
                                                                                               -------------------

F) The Required Collateral Amount as of the close of business on such
Distribution Date, after giving effect to any withdrawal from the Collateral
Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                     45,000,000
                                                                                               -------------------

                           FORM OF MONTHLY STATEMENT

                            CAPITAL ONE MASTER TRUST

                                 SERIES 1997-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 15, 1997, and with respect to the performance of the Trust during the month November, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on December 15, 1997
   per $1,000 Original Principal Amount                                                              14.3798958325
                                                                                               -------------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                 14.3798958325
                                                                                               -------------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                  0.0000000000
                                                                                               -------------------

B)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on December 15, 1997
   per $10,000 Original Principal Amount                                                            143.7989583250
                                                                                               -------------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates                                                                      143.7989583250
                                                                                               -------------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates                                                                        0.0000000000
                                                                                               -------------------

C)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on December 15, 1997
   per $100,000 Original Principal Amount                                                         1,437.9895832500
                                                                                               -------------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates                                                                    1,437.9895832500
                                                                                               -------------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates                                                                        0.0000000000
                                                                                               -------------------

D)  Class A Investor Charge Off's and Reimbursement of Charge Off's
1) The amount of Class A Investor Charge Off's                                                        0.0000000000
                                                                                               -------------------

2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                          0.0000000000
                                                                                               -------------------


3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's            0.0000000000
                                                                                               -------------------

4) The amount set forth in paragraph 3 above, per $1,000 Original
   Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1997-1 Investor Certificateholder's
   Investment)                                                                                        0.0000000000
                                                                                               -------------------

5) The amount, if any, by which the outstanding principal balance of the Class A
   Certificates exceeds the Class A Invested Amount after giving effect to all
   transactions on such Distribution Date                                                             0.0000000000
                                                                                               -------------------

E)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class B Certificateholders on December 15, 1997
   per $1,000 Original Principal Amount.                                                              4.6569444891
                                                                                               -------------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                 4.6569444891
                                                                                               -------------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                 0.0000000000
                                                                                               -------------------

F)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class B Investor Charge Off's                                                        0.0000000000
                                                                                               -------------------

2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                          0.0000000000
                                                                                               -------------------

3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's            0.0000000000
                                                                                               -------------------

4) The amount set forth in paragraph 3 above, per $1,000 Original
   Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1997-1 Investor Certificateholder's
   Investment)                                                                                        0.0000000000
                                                                                               -------------------

5) The amount, if any, by which the outstanding principal balance of the Class B
   Certificates exceeds the Class B Invested Amount after giving effect to all
   transactions on such Distribution Date                                                             0.0000000000
                                                                                               -------------------

G) The Available Collateral Amount as of the close of business on the preceding
Distribution Date (after giving effect to any withdrawal from the Collateral
Account) was equal to                                                                                   54,744,750
                                                                                               -------------------

H) The Required Collateral Amount as of the close of business on such
Distribution Date, after giving effect to any withdrawal from the Collateral
Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                     54,744,750
                                                                                               -------------------

                           FORM OF MONTHLY STATEMENT

                            CAPITAL ONE MASTER TRUST

                                 SERIES 1997-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 15, 1997, and with respect to the performance of the Trust during the month November, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on December 15, 1997
   per $1,000 Original Principal Amount                                                               0.0000000000
                                                                                               -------------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                  0.0000000000
                                                                                               -------------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                  0.0000000000
                                                                                               -------------------

B)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on December 15, 1997
   per $10,000 Original Principal Amount                                                              0.0000000000
                                                                                               -------------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates                                                                        0.0000000000
                                                                                               -------------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates                                                                        0.0000000000
                                                                                               -------------------

C)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on December 15, 1997
   per $100,000 Original Principal Amount                                                             0.0000000000
                                                                                               -------------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates                                                                        0.0000000000
                                                                                               -------------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates                                                                        0.0000000000
                                                                                               -------------------

D)  Class A Investor Charge Off's and Reimbursement of Charge Off's
1) The amount of Class A Investor Charge Off's                                                        0.0000000000
                                                                                               -------------------

2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                          0.0000000000
                                                                                               -------------------


3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's            0.0000000000
                                                                                               -------------------

4) The amount set forth in paragraph 3 above, per $1,000 Original
   Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1997-2 Investor Certificateholder's
   Investment)                                                                                        0.0000000000
                                                                                               -------------------

5) The amount, if any, by which the outstanding principal balance of the Class A
   Certificates exceeds the Class A Invested Amount after giving effect to all
   transactions on such Distribution Date                                                             0.0000000000
                                                                                               -------------------

E)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class B Certificateholders on December 15, 1997
   per $1,000 Original Principal Amount.                                                              4.6569444752
                                                                                               -------------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                 4.6569444752
                                                                                               -------------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                 0.0000000000
                                                                                               -------------------


F)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class B Investor Charge Off's                                                        0.0000000000
                                                                                               -------------------

2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                          0.0000000000
                                                                                               -------------------

3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's            0.0000000000
                                                                                               -------------------

4) The amount set forth in paragraph 3 above, per $1,000 Original
   Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1997-2 Investor Certificateholder's
   Investment)                                                                                        0.0000000000
                                                                                               -------------------

5) The amount, if any, by which the outstanding principal balance of the Class B
   Certificates exceeds the Class B Invested Amount after giving effect to all
   transactions on such Distribution Date                                                             0.0000000000
                                                                                               -------------------

G)  Information Regarding Distributions to the Class C Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class C Certificateholders on December 15, 1997
   per $1,000 Original Principal Amount.                                                              4.8319444237
                                                                                               -------------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class C Certificates, per $1,000 Original Principal Amount.                                 4.8319444237
                                                                                               -------------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class C Certificates, per $1,000 Original Principal Amount.                                 0.0000000000
                                                                                               -------------------

H)  Class C Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class C Investor Charge Off's                                                        0.0000000000
                                                                                               -------------------

2) The amount of Class C Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                          0.0000000000
                                                                                               -------------------

3) The total amount of reimbursed to the Trust in respect of Class C Investor Charge Off's            0.0000000000
                                                                                               -------------------

4) The amount set forth in paragraph 3 above, per $1,000 Original
   Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1997-2 Investor Certificateholder's
   Investment)                                                                                        0.0000000000
                                                                                               -------------------

5) The amount, if any, by which the outstanding principal balance of the Class C
   Certificates exceeds the Class C Invested Amount after giving effect to all
   transactions on such Distribution Date                                                             0.0000000000
                                                                                               -------------------

G) The Available Collateral Amount as of the close of business on the preceding
Distribution Date (after giving effect to any withdrawal from the Collateral
Account) was equal to                                                                                   45,199,125
                                                                                               -------------------

H) The Required Collateral Amount as of the close of business on the upcoming
Distribution Date, after giving effect to any withdrawal from the Collateral
Account and payments to the Class C Interest Holder on such
Distribution Date, will be equal to                                                                     45,199,125
                                                                                               -------------------